--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Two Portland Square, Portland, Maine 04101

General Information   (207) 879-6200
Account Information   (800) 344-8332
Fax                   (207) 879-6050

INVESTMENT OBJECTIVE

To provide shareholders with capital appreciation through investments in securities markets outside the U.S. Securities are selected on the basis of potential for capital appreciation without regard for current income.

INVESTMENT MANAGER

Schroder Capital Management International Inc., (the 'Investment Adviser') is a wholly-owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the 'Schroder Group') that dates its origins to 1804. The investment management operations of the Schroder Group are located in 18 countries worldwide. The Schroder Investment Management Group has been managing international investment portfolios since the early years of this century. At October 31, 1995, the Schroder Investment Management Group had over $100 billion in assets under management. At that date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $15 billion under management.

                                                               December 15, 1995

Dear Shareholder:

     We are pleased to report that the International Equity Fund has enjoyed another year of positive returns relative to its benchmark, the MSCI EAFE Index. In the year ended October 31, 1995, the Fund's net asset value per share rose by 2.1% in U.S. dollar terms adjusting for reinvestment of income dividends, compared to a neutral return from the unmanaged EAFE Index. Performance over the year also exceeded the Lipper Analytical Data Services average for diversified international funds, with strong value added from stock selection.

     In the early part of the year, the decision to underweight Japan and overweight fundamentally strong European countries such as the Netherlands and Switzerland resulted in good returns. After the Japanese market bottomed in late June, we started to reduce our extremely negative stance towards that market, which proved to be a well timed decision. Over the year our ability to add value by focusing on quality growth companies around the world was highlighted.

     Despite superior returns from the U.S. market over this past year, we believe that investors should be mindful of the benefits of international diversification, which both lowers overall portfolio volatility and creates a potential

--------------------------------------------------------------------------------

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INTERNATIONAL EQUITY FUND
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for higher overall portfolio returns. While the timing of the relative underperformance of the U.S. market as compared to international markets cannot be known, the discipline of setting aside a portion of the assets of a long term investment program into an international fund will help create a portfolio with lower risk characteristics than one invested wholly in the U.S.

     In October, shareholders of the Fund approved several proposals, details of which are outlined in the Notes to Financial Statements on page 18. The two significant proposals were the conversion of the Fund from a Maryland corporation to a Delaware business trust and the implementation of a Core and Gateway'c' structure which should allow the Fund to be sold with a higher degree of flexibility by third parties such as banks thereby potentially facilitating further asset growth.

     The Core and Gateway Fund Structure (commonly known as a master-feeder fund structure) is an arrangement whereby one or more investment companies or other collective investment vehicles sharing investment objectives, but offering their shares through distinct distribution channels, pool their assets by investing in a single investment company having substantially the same investment objective and policies. This structure can achieve economies of scale by allowing funds with different shareholder-related features or distribution channels, but having the same investment objective, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

     We remain optimistic about the prospects for international investing and thank you for your continued support and interest in the Fund.

Sincerely,

HERMANN C. SCHWAB                                          LAURA E. LUCKYN-MALONE
Hermann C. Schwab                                          Laura E. Luckyn-Malone
Chairman                                                   President

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                                       2


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INTERNATIONAL EQUITY FUND
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PORTFOLIO STRATEGY

     At the end of October 1995, the composition of the Fund was as follows: approximately 97.0% invested in equity securities and 3.0% in cash and other net assets. International markets were dominated by three factors over the past six months: (i) a dramatic recovery in the U.S. dollar against the Japanese yen since August, (ii) clear evidence of weaker than expected economic growth in Japan and Europe and, (iii) highly visible attempts by the Japanese authorities to address some of the many problems affecting their economy.

     All of these were positive factors for equity returns measured in local currency terms, but the dollar recovery reduced the returns when translated into U.S. dollars. (Historically, this is invariably the case in most markets, with Japan an occasional exception to the rule). South East Asia and Australia were independent of these trends and were influenced by other local factors.

     The recovery in the dollar had its origins in the G7 finance ministers, meeting in April. The coordinated statements and actions by authorities in the U.S., Japan and Europe that followed were timed skillfully to have maximum effect, that is, when dollar bears were taking profits in July. Action by the Japanese authorities was particularly aggressive while, by contrast, European Central Banks played only minor roles. From July 31, 1995 to the end of the fiscal year, the yen was down 13.27% against the U.S. dollar and the deutschemark was down 1.48%. Since November 1994, the yen was down 2.99%, the U.K. pound was up 1.02%, the deutschemark was up 11.1% and the Swiss franc was up 17.01% relative to the dollar.

     The Japanese stock market bottomed in July after a five and a half year bear market. The turning point came when the Government finally admitted that the economy had problems requiring action. Subsequently announced measures have so far addressed the easy issues: resolution of the bad debt problems of the financial sector and much needed deregulation of the economy remain outstanding. After a 21.88% rise in yen terms since bottoming, further progress by the stock market will require reassurance on one, if not both, of the latter problems. Sector performance was led by manufacturing companies and domestic cyclical sectors such as construction and department stores; defensive sectors and financials lagged. The portfolio was heavily biased towards manufacturing stocks such as Hitachi Ltd. and Murata Manufacturing Co., Ltd. and less oriented to pure cyclicals and remained almost totally devoid of financials.

     In Europe, markets began to emerge from the consolidation pattern that held them since January 1994. Weak economic demand, which was a reflection of high interest rates, strong currencies and tight fiscal policies, was taken positively by markets in the belief that it would lead to a longer, less inflationary cycle. The worst performing markets (of those we invest in) over the quarter and year-to-date were France and Italy both of which had weak governments lacking the apparent power to pursue harsh policies in the style of Germany. Where countries have confidence in governments (Germany, Netherlands, Switzerland) or economies benefitting from cheap currencies (UK, Spain, Scandinavia), markets moved to all-time highs.

     Hong Kong continued to strengthen as pessimism on the local real estate market and a Chinese hard economic landing eased. Elsewhere, South East Asian markets all reflected to varying degrees of concern about overheating local economies. That said, corporate profit growth continued to come through strongly and price earnings ratios were becoming cheap by historical standards. Australia benefited from a strong currency boosting an otherwise modest local market return.

     The Brazilian and Mexican stock markets continued their recoveries, the former encouraged by further progress towards constitutional reform, and the latter by the proximity of the trough of the economic cycle.

INVESTMENT REVIEW

     We have added significantly to Japan since the summer, reducing the extreme underweighting, as compared to the MSCI EAFE Index, at the end of June. This was financed by reducing the overweight position in the United Kingdom and from available cash. This leaves the portfolio 13% overweight in the South East Asian and emerging markets generally and 12% underweight in Japan, with Europe (ex-United Kingdom) now 1% overweighted and Australia 3% underweighted.

     Our major change of stance in Japan reflects the initiatives taken by the Government to stimulate the domestic economy; for this reason, our purchases were for the most part in domestic services, such as mobile telephones, retailing and leisure. Such purchases complemented the existing extreme bias in the portfolio towards manufacturing companies which have already shown strong relative performance and continued to do so during the quarter. For

--------------------------------------------------------------------------------
                                       3


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INTERNATIONAL EQUITY FUND
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several  years we have had no Japanese bank stocks in the portfolio and although an end to uncertainty would be positive for that sector, we believe there remains a major risk that healthy banks will be forced to contribute so much to an industry rescue package that the cost will be a burden for many years to come.

     In Europe, we have started to reduce exposure to the United Kingdom. The economy recovered strongly in areas such as manufacturing, and United Kingdom companies enjoyed very strong cash flow. Dividend increases in the past year were substantial and the market witnessed a massive wave of acquisitions, mostly paid for with cash. This combination of factors seems extremely favorable and, with political risk beginning to rise ahead of an election within 18 months, we suspect that the market may soon exhaust its own optimism. Elsewhere in Europe, we retained a heavily overweighted position in the Netherlands (+6%) which reflected the cheapness of individual stocks like Heineken NV and Philips Electronics NV in a country which by European standards has few problems.

     The continued overweight position across the markets of Asia reflects the long term growth potential of these countries' economies. Having reached excessively high levels twenty months ago, stock prices have returned to levels where, by historical standards, they are cheap. Although there are apparent economic risks, we believe these to be fully reflected in prices; moreover, such economies are more responsive to policy changes than developed economies so negative sentiment may already be excessive.

     The portfolio has in place for defensive purposes a hedge position totaling 9% of total net assets out of yen into U.S. dollars. We anticipate a sharp fall in the next 12 months in the Japanese balance of payments as the economy recovers. At such times in the past, the yen has weakened and our partial hedge reflects the risk of this happening again.

MANAGEMENT DISCUSSION
WHY HAS SWITZERLAND BEEN SUCH A STRONG PERFORMING MARKET?

     The Swiss market has risen by 24% in local currency over the past year; in addition, the Swiss currency has been the strongest in the world, rising 11% against the U.S. dollar. European currencies generally have been strong but the Swiss Franc has benefited from holders of other European currencies, uneasy about the implications of European Monetary Union seeking a safe haven. Because Switzerland is outside of the European community its currency is immune to sentiment swings for and against monetary union.

WHY HAS THE FUND INCREASED ITS INVESTMENTS IN JAPAN RECENTLY?

     Since early August, the Fund's exposure to Japan has increased by approximately 4% through investment in such companies as Takeda Chemical and DDI Corporation. In early August, there was concerted Central Bank action globally to drive down the value of the yen, which had hit a high of 'Y'79.7 to US$1 on April 19, 1995. This coincided with depositors withdrawing funds from a number of smaller Japanese financial institutions and deepening concerns about Japan's deflationary pressures (which had largely been contained within the real estate and stock markets) spilling over into the general price level. The Central Bank action has been largely successful as of the time of this writing the yen/dollar exchange rate had depreciated by approximately 25% to 'Y'102. The weakening of the exchange rate is important to the exporting sector of the Japanese economy and allows Japan's leading corporations an opportunity to reappraise their hiring and investment plans and a chance to regain some lost sales in overseas markets. Consequently these companies can play an important role in restarting the stalled Japanese economy. This action was followed through with a cut in the Official Discount Rate to a record low 0.5% and the announcement of a large fiscal stimulus in September. Taken together these allow management of your Fund to take a more constructive view again of the Japanese market.

WHAT IS THE FUND'S OUTLOOK FOR THE U.S. DOLLAR?

     It is too soon to establish whether the U.S. Government will deliver real spending cuts over the next five years enabling the government budget to move towards balance. Such action would be reflected by the dollar entering into an uptrend. What can be said is that the Japanese Government would be happy to see a lower yen; moreover, a falling foreign trade surplus and extraordinarily low interest rates are usually associated with a falling yen so we are moderately bearish for the yen. There are no similar arguments against the deutschemark bloc of European currencies and we therefore see any weakness only if the dollar earns a more bullish following. We are not yet ready to make that judgment.

--------------------------------------------------------------------------------
                                       4

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    INVESTMENT ADVISER'S REPORT -- COMPARISON OF CHANGE IN VALUE OF $10,000
                                   INVESTMENT

    The following chart reflects a comparison of a change in value of a $10,000 investment in International Equity Fund, including reinvested dividends and distributions, and the performance of the Morgan Stanley EAFE Index. Investment Return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive nor a guarantee of future results.


                              INTERNATIONAL EQUITY FUND
                                         VS.
                              MORGAN STANLEY EAFE INDEX


VALUE ON 10/31/95
-----------------

International Equity Fund $32,072
Morgan Stanley EAFE Index $33,541

AVERAGE ANNUAL TOTAL RETURN
---------------------------

              International Equity                  MSCI EAFE*
              ----------------------             ------------

One Year               2.08%                          -0.37%
Five Year              8.56%                           6.95%
Since Inception       12.51%                          13.10%**
   on 12/19/85



                                  [PERFORMANCE GRAPH]

                      INTERNATIONAL
                       EQUITY FUND      MSCI EAFE*
                        ---------      ------------
            12/19/85      10000           10000
              OCT-86      13060           15214
              OCT-87      14855           20309
              OCT-88      17574           25423
              OCT-89      21241           27493
              OCT-90      21225           23968
              OCT-91      21321           25635
              OCT-92      20276           22247
              OCT-93      27483           30580
              OCT-94      31358           33667
              OCT-95      32010           33541



    * The Morgan Stanley Capital International (MSCI) EAFE'r' Index is a market capitalization index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia, and the Far East.

    ** Annualized return for the MSCI EAFE'r' is based on an inception date of 12/31/85. Index return does not include expenses, which have been deducted from the Fund's return.

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                                       5

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INTERNATIONAL EQUITY FUND
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                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1995
                 INVESTMENT BY INDUSTRY


INDUSTRY                                 % OF NET ASSETS
--------------------------------------------------------
Capital Equipment                              20.0%
Consumer Goods                                 24.2%
Energy                                          6.6%
Financial                                      14.4%
Materials                                       6.8%
Multi-Industry                                  3.5%
Services                                       21.6%
Cash & Other Net Assets                         2.9%
                                             -------
Total                                         100.0%

                    TOP TEN HOLDINGS

SECURITY                                 % OF NET ASSETS
--------------------------------------------------------
Ito-Yokado Company Ltd.                        2.8%
Veba                                           2.8%
Heineken NV                                    2.6%
BBC Brown Boveri AG                            2.6%
Philips Electronics NV                         2.5%
DDI Corporation                                2.1%
Murata Manufacturing Co., Ltd.                 2.1%
Elf Aquitaine                                  1.7%
Int'l Nederlanden Group NV                     1.5%
Astra AB                                       1.5%
                                             ------
Total                                         22.2%

                   COUNTRY WEIGHTINGS

COUNTRY                                  % OF NET ASSETS
--------------------------------------------------------
Japan                                          27.2%
United Kingdom                                 14.1%
Netherlands                                    10.4%
Switzerland                                     6.8%
Hong Kong                                       6.7%
Germany                                         6.5%
France                                          4.8%
Malaysia                                        3.1%
Sweden                                          3.0%
Singapore                                       2.5%
Thailand                                        2.5%


COUNTRY                                  % OF NET ASSETS
--------------------------------------------------------

Indonesia                                       1.9%
South Korea                                     1.7%
Philippines                                     1.5%
Italy                                           1.3%
Brazil                                          1.1%
Norway                                          1.0%
Mexico                                          0.6%
Chile                                           0.2%
Argentina                                       0.2%
Cash & Other Net Assets                         2.9%
                                             -------
Total                                         100.0%

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                                       6


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INTERNATIONAL EQUITY FUND
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SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

       SHARES                                   VALUE US$
     ----------                                -----------
               ARGENTINA  -  0.2%
               COMMON STOCK
       79,400  Compania Naviera Perez Companc
                SA
                Oil Exploration & Production       347,842
                                               -----------
                                                   347,842
                                               -----------
               BRAZIL  -  1.1%
               COMMON STOCK
       17,271  Cia Ener De Minas Gerais, ADR*
                Support Services                   373,510
       30,600  Telecomunicacoes Brasileiras
                S/A-Telebras*
                Communications                   1,232,859
       81,400  Usiminas Siderurg Minas, ADR*
                Engineering                        770,166
                                               -----------
                                                 2,376,535
                                               -----------
               CHILE  -  0.2%
               COMMON STOCK
        7,000  Compania Telecomunicacion
                Chile Communications               504,000
                                               -----------
                                                   504,000
                                               -----------
               FRANCE  -  5.0%
               COMMON STOCK
          741  Cardif SA*
                Insurance                           68,908
       17,325  Compagnie Generale des Eaux*
                Utilities                        1,609,347
        2,205  Degremont
                Environmental Control              185,222
        2,825  Docks de France, SA
                Food/Grocery Products              429,570
       53,755  Elf Aquitaine*
                Oil                              3,658,523
        6,484  Guilbert SA*
                Wholesale Trade                    777,900
        6,000  LVMH (Louis Vuitton
                Moet-Hennessy)
                Luxury Goods                     1,193,182
       13,820  Primagaz (Cie Des Gaz Petrole)
                Energy                           1,072,767
       27,500  Valeo*
                Automobiles                      1,241,570
               WARRANTS
        1,256  Primagaz (Cie Des Gaz
                Petrole)* Energy                    10,011
                                               -----------
                                                10,247,000
                                               -----------

               GERMANY  -  6.6%
               COMMON STOCK
        1,072  Allianz AG Holding
                Insurance                        1,970,129
               GERMANY (CONCLUDED)
        1,390  Buderus AG
                Machinery Engineering
                Services                           596,687
        4,500  Mannesmann AG
                Machinery                        1,476,353
        8,770  Otto Reichelt AG
                Food/Grocery Products              155,695
      145,000  Veba
                Holdings Company                 5,934,065
           62  Wella AG
                Health/Personal Care                34,320
               PREFERRED STOCK
        1,336  Friedrich Grohe AG
                Building Materials                 321,619
       12,000  SAP AG
                Business Services/Computer
                Software                         1,836,387
        2,496  Wella AG
                Health/Personal Care             1,371,896
                                               -----------
                                                13,697,151
                                               -----------
               HONG KONG  -  6.9%
               COMMON STOCK
      305,100  Cheung Kong (Holdings) Ltd
                Real Estate                      1,720,496
      188,813  HSBC Holdings plc*
                Banks                            2,747,322
      379,600  Hongkong Electric Holdings Ltd
                Electricity & Gas                1,291,240
      504,400  Hutchison Whampoa Ltd
                Commercial/Industrial            2,779,137
      259,229  Mandarin Oriental
                International, Ltd.*
                Leisure & Hotels                   290,336
      314,400  Sun Hung Kai Properties Ltd
                Real Estate                      2,510,988
      252,400  Swire Pacific Ltd
                Commerce/Industrial              1,893,400
      288,700  Wharf (Holdings) Ltd
                Real Estate                        974,568
                                               -----------
                                                14,207,487
                                               -----------
               INDONESIA  -  1.9%
               COMMON STOCK
      278,600  Indocement Tunggal Prakarsa
                Building Materials and
                Components                       1,030,488
      258,550  PT Indofoods Sukses Makmur
                Food and Household Products      1,195,410
      335,000  PT Indosat
                Communications                   1,135,843
       42,490  Unilever Indonesia
                Retailers, General                 598,714
                                               -----------
                                                 3,960,455
                                               -----------

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                                       7


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INTERNATIONAL EQUITY FUND
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SCHEDULE OF INVESTMENTS  (CONTINUED)
OCTOBER 31, 1995

       SHARES                                    VALUE US$
      --------                                   ----------
               ITALY  -  1.4%
               COMMON STOCK
      652,785  Telecom Italia Mobile SpA*
                Communications                     1,095,380
    1,124,455  Telecom Italia SpA*
                Communications                     1,706,979
                                                 -----------
                                                   2,802,359
                                                 -----------

               JAPAN  -  28.0%
               COMMON STOCK
       16,000  Advantest Corporation
                Electrical Equipment                 907,623
       47,000  Amada Metrics Co. Ltd.
                Electrical Appliances                634,359
      120,000  Bridgestone Corporation
                Tires                              1,666,585
          555  DDI Corporation
                Communications                     4,499,927
       90,000  Dai Nippon Printing Company Ltd
                Paper, Packaging & Printing        1,434,789
       90,000  Dai-Tokyo Fire & Marine
                Insurance Company
                Insurance                            578,317
          250  East Japan Railway Company Land
                Transport                          1,180,987
       18,000  Fanuc Company
                Machinery                            779,891
       50,000  Fuji Photo Film Company
                Miscellaneous Manufacturing        1,237,225
       60,000  Fujitsu Ltd.
                Computers                            715,927
       19,950  Hirose Electric Company
                Electrical Appliances              1,274,131
      295,000  Hitachi Ltd
                Electrical Appliances              3,029,487
       27,000  Hoya Corporation
                Jewelry/Gemstones/Glass              792,214
      110,000  Ito-Yokado Company Ltd
                Retail Sales                       6,013,986
       22,000  Japan Airport Terminal Company
                Commercial Services                  251,747
      126,000  Kuraray Company Ltd
                Textiles                           1,244,657
       24,000  Kyocera Corporation
                Electrical Appliances              1,967,040
       22,000  Mabuchi Motor Company
                Electrical Appliances              1,331,899
       38,000  Makita Corporation
                Electrical Appliances                590,934
      144,000  Matsushita Electric Industrial
                Company Ltd
                Electrical Appliances              2,042,154
               JAPAN (CONCLUDED)
      100,000  Mitsubishi Corporation
                Miscellaneous Distribution/
                Wholesale Trade                    1,105,189
      125,000  Murata Manufacturing Company,
                Ltd.
                Electrical Appliances              4,388,967
       70,000  NEC Corporation
                Computers/Communications/Office
                Equipment                            924,251
        3,000  Nippon Television Network
                Corporation
                Communications                       715,926
        7,000  Ryoyo Electro Corporation
                Electrical Appliances                163,627
       49,000  Sankyo Company Limited
                Pharmaceuticals                    1,078,293
       25,000  Seino Transportation Company
                Land Transport                       386,327
       72,000  Sharp Corporation
                Electrical Appliances                999,951
       87,000  Shin-Etsu Chemical Company
                Chemicals                          1,778,376
      136,000  Showa Shell Sekiyu KK
                Oil Exploration & Production       1,085,393
      215,000  Takeda Chemical
                Pharmaceuticals                    3,028,021
        8,000  Toho Company
                Leisure & Hotels                   1,126,706
      193,000  Tokio Marine & Fire Insurance
                Company
                Insurance                          1,982,004
       51,000  Tokyo Electron Ltd
                Electrical Appliances              2,214,680
       80,000  Toppan Printing Company, Ltd.
                Paper, Packaging & Printing        1,056,287
       63,000  Tokyo Style
                Textiles & Apparel                   955,059
       17,000  Toyo Information Systems Company
                Software                             169,593
      128,000  Toyota Motor Corporation
                Automobiles                        2,378,601
                                                 -----------
                                                  57,711,130
                                                 -----------

               KOREA, REPUBLIC OF  -  1.8%
               COMMON STOCK
       19,000  Korea Electric Power Corporation
                Electricity & Gas                    848,687
       25,048  L.G. Electronics
                Electrical Appliances              1,077,015
       10,250  Pohang Iron & Steel Company Ltd
                Iron & Steel                       1,048,308

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                                       8

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INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  (CONTINUED)
OCTOBER 31, 1995

       SHARES                                    VALUE US$
     ----------                                 -----------

               KOREA, REPUBLIC OF (CONCLUDED)
       29,957  Shinhan Bank
                Banks                                702,108
                                                 -----------
                                                   3,676,118
                                                 -----------
               MALAYSIA  -  3.2%
               COMMON STOCK
      270,000  Genting Berhad (see note 1A)
                Hotels & Leisure                   2,278,791
      293,500  Malayan Banking Berhad
                Banks                              2,366,099
      490,000  Renong Berhad
                Commerce/Industrial                  747,651
      177,000  Telekom Malaysia Berhad
                Communications                     1,266,822
                                                 -----------
                                                   6,659,363
                                                 -----------
               MEXICO  -  0.6%
               COMMON STOCK
       82,700  Apasco SA de CV
                Building Materials &
                Merchandise                          305,782
      387,200  Cifra SA de CV
                Retailers, General                   401,300
      124,900  Grupo Financiero Banamax Accivl,
                SA de CV
                Banks                                213,415
       92,000  Industrias Penoles
                Mining Metals/Minerals               349,188
                                                 -----------
                                                   1,269,685
                                                 -----------

               NETHERLANDS  -  10.7%
               COMMON STOCK
       33,000  Cap Volmac Group NV
                Business Services/Computer
                Software                             380,103
        6,816  Ceteco Holdings NV*
                Household Durable Appliances         222,153
       31,216  Getronics NV*
                Computers/Communications/Office
                Equipment                          1,487,605
       18,000  Hagemeyer N.V.*
                Miscellaneous
                Distribution/Wholesale               895,386
       30,875  Heineken NV
                Beverage Manufacturers             5,471,172
       53,828  Internationale Nederlanden Group NV*
                Insurance                          3,205,630
       33,804  KLM Royal Dutch Air Lines NV*
                Transportation                     1,114,606
       34,818  NV Koninklijke Sphinx*
                Building Materials &
                Merchandise                          965,147
        6,932  Nedcon Group NV*
                Fabricated Metal Products            173,289
               NETHERLANDS (CONCLUDED)
       25,000  Oce-Van Der Grinten NV
                Computers/Communications/Office
                Equipment                          1,431,871
        2,700  Otra NV
                Building Materials &
                Merchandise                          555,345
      135,000  Philips Electronics NV
                Electrical Equipment               5,211,697
       21,000  Samas-Groep NV*
                Computers/Communications/Office
                Equipment                            917,031
               PREFERRED STOCK
        4,800  Internationale Nederlanden Group
                NV
                Insurance                             24,910
               WARRANTS
        1,043  Borsumij Wehry Kon Nv*
                Wholesale Trade                       33,665
                                                 -----------
                                                  22,089,610
                                                 -----------
               NORWAY  -  1.1%
               COMMON STOCK
       55,000  Norsk Hydro AS
                Oil                                2,189,758
                                                 -----------
                                                   2,189,758
                                                 -----------
               PHILIPPINES  -  1.6%
               COMMON STOCK
      747,625  Ayala Land Incorporated
                Real Estate                          862,312
       23,670  Manila Electric Company
                Electricity & Gas                    899,460
        7,000  Philippine Long Distance
                Telephone Company
                Communications                       390,235
        8,550  Philippine Long Distance
                Telephone Company ADR
                Communications                       479,869
    1,360,000  SM Prime Holdings
                Real Estate                          366,013
       70,330  San Miguel Corporation
                Food & Beverage Manufacturers        232,541
                                                 -----------
                                                   3,230,430
                                                 -----------

               SINGAPORE  -  2.6%
               COMMON STOCK
      155,000  City Developments, Ltd.
                Real Estate                          958,752
      104,750  Development Bank of Singapore
                Limited
                Banks                              1,199,597
      150,000  Keppel Corporation Ltd
                Commerce/Industrial                1,230,030

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  (CONTINUED)
OCTOBER 31, 1995

       SHARES                                      VALUE US$
     ----------                                   -----------
               SINGAPORE (CONCLUDED)
       86,333  Oversea-Chinese Banking
                Corporation
                Banks                              1,013,098
       61,920  Singapore Press Holdings Ltd
                Communications                       967,363
                                                 -----------
                                                   5,368,840
                                                 -----------
               SWEDEN  -  3.0%
               COMMON STOCK
      126,000  Stora Kopparbergs 'B' Shares
                Forestry, Paper Products           1,526,755
       86,000  Astra AB
                Pharmaceuticals                    3,106,796
       70,000  Telefonaktiebolaget LM Ericsson
                'B' Shares
                Communications                     1,485,663
        7,000  Telefonaktiebolaget LM Ericsson
                'New' Shares*
                Communications                       148,566
                                                 -----------
                                                   6,267,780
                                                 -----------
               SWITZERLAND  -  7.0%
               COMMON STOCK
        1,500  Alusuisse-Lonza Holding AG
                Mining Metals/Minerals             1,141,663
        4,700  BBC Brown Boveri AG
                Electrical Equipment               5,446,457
        1,200  Ciba-Geigy AG
                Chemicals                          1,037,923
        2,800  Nestle SA
                Food/Grocery Products              2,931,808
          300  Roche Holding AG
                Health/Personal Care               2,177,739
        2,100  Sandoz AG
                Health/Personal Care               1,731,368
                                                 -----------
                                                  14,466,958
                                                 -----------

               THAILAND  -  2.5%
               COMMON STOCK
       56,000  Land & House Company Ltd
                Real Estate                          903,656
       17,300  Siam Cement Company Ltd Building
                Materials & Components               943,386
    1,025,000  Siam City Bank
                Banks                              1,303,655
      328,000  TelecomAsia Corporation*
                Communications                     1,003,816
      130,400  Thai Farmers Bank Ltd
                Banks                              1,078,028
                                                 -----------
                                                   5,232,541
                                                 -----------
               UNITED KINGDOM  -  14.6%
               COMMON STOCK
      140,700  Airtours plc
                Leisure & Hotels                     730,476
      252,600  Allied Colloids Group plc
                Chemicals                            530,152
      577,000  Asda Group plc
                Retailers, Food                      933,287
       55,000  BOC Group plc
                Chemicals                            754,221
       72,000  Barclays plc*
                Banks                                844,185
      182,000  Barratt Developments plc
                Building & Construction              557,172
       88,400  Blenheim Group plc
                Media                                359,905
      134,000  Blue Circle Industries plc*
                Building Materials &
                Merchandise                          615,338
      108,000  British Airways plc
                Transportation                       775,446
      158,829  British Land Company plc
                Property                             907,308
      335,000  British Steel plc
                Engineering                          864,329
      173,000  Burton Group plc
                Retailers, General                   275,730
      130,000  Cable & Wireless plc*
                Communications                       849,298
       73,000  Cadbury Schweppes plc*
                Food Producers                       602,478
       99,000  Christies International plc
                Miscellaneous
                Distribution/Wholesale               321,824
       80,000  Courtaulds plc
                Chemicals                            488,559
       56,000  David S. Smith (Holdings) plc
                Paper, Packaging & Printing          510,777
      132,000  English China Clays plc*
                Extractive Industries                712,387
      132,773  Enterprise Oil plc
                Oil Exploration & Production         701,893
      104,000  Glaxo Wellcome plc
                Pharmaceuticals                    1,400,726
      162,400  Guardian Royal Exchange plc
                Insurance                            586,865
       96,000  Guinness plc
                Beverages                            768,061
       83,250  Hogg Robinson plc
                Commercial Services                  264,057
       70,000  Johnson Matthey plc
                Diversified Industrials              669,402
       89,000  Kingfisher plc*
                Retailers, General                   667,113

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  (CONTINUED)
OCTOBER 31, 1995

       SHARES                                      VALUE US$
   ----------                                     -----------
               UNITED KINGDOM (CONTINUED)
      414,000  LASMO plc
                Oil/Gas                            1,006,092
      129,960  Laird Group plc
                Engineering, Vehicles                855,188
      128,100  London & Manchester Group plc
                Life Assurance                       796,456
      250,000  Lucas Industries, Inc.
                Engineering, Vehicles                757,456
      159,300  MAI plc
                Other Financial                      827,043
      360,400  MFI Furniture plc
                Retailers, General                   807,587
      174,300  Midland Independent Newspapers
                plc
                Media                                341,064
       82,600  National Westminster Bank plc*
                Banks                                823,784
       72,000  Rank Organisation plc
                Leisure & Hotels                     478,334
      168,000  Rolls-Royce plc*
                Engineering                          408,269
       72,100  Scottish Power plc
                Electricity                          397,079

               UNITED KINGDOM (CONCLUDED)

      137,100  Sedgwick Group plc
                Insurance                            229,329
       39,000  THORN EMI plc
                Entertainment                        906,533
      257,400  TSB Group plc
                Banks                              1,515,073
       82,188  The Peninsular and Orient Steam
                Navigational Company
                Transportation                       625,132
       81,000  United News & Media plc
                Media                                662,112
      144,000  Vickers PLC
                Engineering                          570,365
      130,700  Vodafone Group plc
                Communications                       538,310
       38,000  Zeneca Group plc
                Pharmaceuticals                      706,691
                                                 -----------
                                                  29,942,886
                                                 -----------
               Total Investments 100.0%
               (cost $164,976,954)               206,247,928
                                                 -----------
                                                 -----------

* Non-income producing security

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS:
         Investments at value (cost $164,976,954) (Notes 1A and 2)       $206,247,928
         Cash                                                               4,231,795
         Receivable for stock sold                                          1,556,172
         Receivable for fund shares sold                                      103,207
         Receivable for dividends, tax reclaims and interest                  593,980
                                                                         ------------

                              Total Assets                                212,733,082
                                                                         ------------

LIABILITIES:
         Payable for fund shares redeemed                                       4,176
         Payable for forward foreign contracts, net (Note 1E)                  97,423
         Accrued advisory fees (Note 3)                                        81,123
         Accrued administration fees (Note 3)                                  40,561
         Accrued directors fees and expenses                                    1,995
         Other payables and accrued expenses                                  178,225
                                                                         ------------

                              Total Liabilities                               403,503
                                                                         ------------
                              Net Assets                                 $212,329,579
                                                                         ------------
NET ASSETS CONSIST OF:
         Paid-in capital (Note 4)                                        $142,717,561
         Accumulated undistributed net investment income                    4,654,675
         Accumulated undistributed net realized gain on investments
           and foreign currency transactions                               23,783,612
         Net unrealized appreciation of investments and foreign
           currency transactions                                           41,173,731
                                                                         ------------
                              Net Assets                                 $212,329,579
                                                                         ------------
                                                                         ------------
                              Net asset value per share ($212,329,579
                                 divided by 10,153,488 shares
                                 outstanding) (Note 4)                         $20.91
                                                                              -------
                                                                              -------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:
         Dividends (net of foreign withholding taxes of $523,316)         $ 3,244,579
         Interest                                                             529,515
                                                                          -----------

                              Total Income                                  3,774,094
                                                                          -----------

EXPENSES:
         Investment advisory fees (Note 3)                                    893,082
         Administration fees (Note 3)                                         446,541
         Transfer agent fees and expenses (Note 3)                             64,874
         Accounting services fees (Note 3)                                     72,000
         Custodian Fees                                                       247,679
         Auditing fees                                                         30,131
         Other professional fees                                               14,047
         Directors fees and expenses                                            8,516
         Other                                                                 32,222
                                                                          -----------
                              Total Expenses                                1,809,092
                                                                          -----------

NET INVESTMENT INCOME                                                       1,965,002
                                                                          -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
         Net realized gain on investments                                  55,371,613
         Net realized gain on foreign currency transactions                 2,689,673
         Change in unrealized appreciation on investments                 (59,592,783)
         Change in unrealized appreciation on foreign currency
           transactions                                                       (97,241)
                                                                          -----------
         Net loss on investments and foreign currency                      (1,628,738)
                                                                          -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $   336,264
                                                                          -----------
                                                                          -----------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR        FOR THE YEAR
                                                             ENDED               ENDED
                                                        OCTOBER 31, 1995    OCTOBER 31, 1994
                                                        ----------------    ----------------
DECREASE (INCREASE) IN NET ASSETS:
OPERATIONS:
         Net investment income                            $  1,965,002        $  3,868,320
         Net realized gain on investments                   55,371,613          18,133,830
         Net realized gain (loss) on foreign currency
           transactions                                      2,689,673          (6,521,496)
         Change in unrealized appreciation on
           investments                                     (59,592,783)         36,789,769
         Change in unrealized depreciation on foreign
           currency transactions                               (97,241)         (1,665,610)
                                                        ----------------    ----------------
         Net increase in net assets resulting from
           operations                                          336,264          50,604,813
DIVIDENDS TO SHAREHOLDERS FROM NET REALIZED GAINS          (54,730,616)         (1,237,551)
CAPITAL SHARE TRANSACTIONS (NOTE 4)                       (233,780,034)        130,586,312
                                                        ----------------    ----------------
(DECREASE)/INCREASE IN NET ASSETS                         (288,174,386)        179,953,574
NET ASSETS:
         Beginning of year                                 500,503,965         320,550,391
                                                        ----------------    ----------------
         End of year (including undistributed net
           investment income of $4,654,675 and $0
           respectively)                                  $212,329,579        $500,503,965
                                                        ----------------    ----------------
                                                        ----------------    ----------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

         INTERNATIONAL EQUITY FUND (THE 'FUND') is a separately managed portfolio of Schroder Capital Funds, Inc., an open-end management investment company currently consisting of four portfolios. The Fund was previously organized as the International Equity Trust series of Fund Source, a Massachusetts business trust established on July 17, 1984. On August 1, 1989, the newly created International Equity Fund series of Schroder Capital Funds, Inc. acquired all the assets and liabilities of International Equity Trust in a tax free re-organization. The Fund invests in securities of foreign issuers which may subject it to risks not normally associated with investing in securities of United States corporations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

             A. Portfolio securities listed on the recognized stock exchanges are valued at the last reported trade price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last trade prices are not available are valued at mid-market prices. Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors. As of October 31, 1995 the portfolio owned 270,000 shares of Genting Berhad (cost $992,838) for which a market quotation was not available. This security had a value of $2,278,791 representing 1.1% of the Fund's net assets.

             B. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its 'investment company taxable income,' as defined in the Code, and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

             C. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of discount or premium, is recorded as earned. Identified cost of investments sold is used to determine gains and losses for both financial statement and Federal income tax purposes. Foreign dividend and interest income amounts and realized capital gains and losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

             D. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: assets and liabilities at the rate of exchange at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. It is not practical to isolate that portion of the results of operations arising from changes in the exchange rates from the portion arising from changes in the market prices of securities.

             E. The Fund may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying portfolio of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlement or by the Fund entering into offsetting commitments. At October 31, 1995 the Fund was obligated to deliver (sell) foreign currencies in exchange for US dollars as follows:

               Contract Date      Currency          Units        US Dollars    Unrealized Loss
----------------------------------------------------------------------------------------------

Sell              12/21/95      Japanese Yen    2,000,000,000    19,684,384         97,423

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

             F. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain and or loss. Undistributed net investment income and accumulated undistributed net realized gains or losses may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

2. PURCHASES AND SALES OF SECURITIES:

         The cost of securities purchased and the proceeds from sales of securities or maturities for the year ended October 31,1995 aggregated $123,151,336 and $427,503,057 respectively.

         For Federal income tax purposes, the tax basis of investment securities owned at October 31, 1995 was $165,228,136. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $47,579,635 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $6,559,843.

3. RELATED PARTIES:

         Remunerations to related parties were paid or accrued in the following amounts:

                                                                                      For The Year
                                                                                         Ended
                                                                                    October 31, 1995
-----------------------------------------------------------------------------------------------------

Schroder Capital Management International, Inc.
  (investment advisory fees)                                                           $  893,082
Schroder Fund Advisors Inc.
  (administrator and distributor)                                                         446,541
Forum Financial Corp.
  (accounting and transfer agency services)                                               136,874
                                                                                   ------------------
                                                                                       $1,476,497
                                                                                   ------------------
                                                                                   ------------------

         The Fund retains Schroder Capital Management International, Inc. ('SCMI') to act as adviser and Schroder Fund Advisors Inc. ('Schroder Advisors') to act as Administrator and Distributor for the Fund. SCMI manages the investment and reinvestment of the assets included in the Fund's portfolio and continuously reviews, supervises and administers the Fund's investments. It is the responsibility of SCMI to make decisions relating to the Fund's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected at its discretion. For its services as Investment Adviser, SCMI receives an annual fee, payable monthly, of 0.5% on the first $100,000,000 of average daily net assets, 0.4% on the next $150,000,000 of average daily net assets and 0.35% on the average daily net assets in excess of $250,000,000.

         Schroder Advisors provides management and administrative services necessary for the Fund's operations, other than the services provided above. For these services, Schroder Advisors receives an annual fee, payable monthly, of 0.25% on the first $100,000,000 of average daily net assets, 0.2% of the next $150,000,000 of average daily net assets and 0.175% on the average daily net assets in excess of $250,000,000.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

         Forum Financial Corp. ('Forum') serves as the Fund's transfer agent and dividend disbursing agent and is compensated for those services by the Fund in the amount of $12,000 per year plus certain shareholder account fees. Forum also performs portfolio accounting for the Fund and is compensated for those services by the Fund in the amount of $36,000 per year, plus certain amounts based upon the number and types of portfolio transactions.

         The Fund bears all costs of its operations other than those specifically assumed by the Adviser or Administrator and Distributor. Expenses directly attributable to a fund within Schroder Capital Funds, Inc., are charged to that fund. Other expenses are allocated proportionately among the funds in relation to the net assets of each fund.

4. CAPITAL SHARES:

         At October 31,1995 the Fund had one class of common shares ($0.01 par value per share) of which 30,000,000 shares are authorized and 10,153,488 are outstanding. Transactions in the Fund's capital shares for the year ended October 31,1995 and year ended October 31, 1994 were as follows:

                                                Year Ended October 31,            Year Ended October 31,
                                                         1995                              1994
-----------------------------------------------------------------------------------------------------------
                                              Number                              Number
                                                of                                  of
                                              Shares             Amount           Shares          Amount
-----------------------------------------------------------------------------------------------------------

Shares sold                                   3,833,382       $  76,164,063      6,883,240     $152,383,108
Shares issued for reinvestment of
  dividends                                     370,622           7,211,233         48,177        1,021,836
                                            -----------       -------------     ----------     ------------
                                              4,204,004          83,375,296      6,931,417      153,404,944
Shares redeemed                             (15,654,701)       (317,155,330)*   (1,055,126)     (22,818,632)
                                            -----------       -------------     ----------     ------------
Net decrease/increase in outstanding
  shares                                    (11,450,697)      $(233,780,034)     5,876,291     $130,586,312
                                            -----------       -------------     ----------     ------------
                                            -----------       -------------     ----------     ------------

* Shortly after the beginning of the fiscal year, a major institutional investor in the Fund redeemed-in-kind on a pro-rata basis approximately $281 million in securities held by the Fund resulting in a gain of $51,501,484 to the Fund. Through this redemption such institutional investor transferred its investments in the Fund to its own family of mutual funds, for which Schroder Capital Management International Inc. serves as the investment adviser.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. FINANCIAL HIGHLIGHTS
    For a Share Outstanding Throughout the Period

                                                                    Year ended October 31,
                                                       1995       1994       1993       1992       1991
--------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of year                    $23.17     $20.38     $15.15     $16.22     $17.70
                                                      ------     ------     ------     ------     ------
Investment Operations:
Net investment income                                   0.46       0.18       0.08       0.25       0.25
Net realized and unrealized gain (loss) on
  investments                                          (0.18)      2.69       5.27      (1.04)     (0.25)
                                                      ------     ------     ------     ------     ------
Total from investment operations                        0.28       2.87       5.35      (0.79)      0.00
                                                      ------     ------     ------     ------     ------
Distributions
Dividends from net investment income                      --      (0.08)     (0.12)     (0.23)     (0.25)
Distribution from realized capital gains               (2.54)         --         --     (0.05)     (1.23)
                                                      ------     ------     ------     ------     ------
Total distributions                                    (2.54)     (0.08)     (0.12)     (0.28)     (1.47)
Net Asset Value, end of year                          $20.91     $23.17     $20.38     $15.15     $16.22
                                                      ------     ------     ------     ------     ------
                                                      ------     ------     ------     ------     ------
Total Return                                            2.08%     14.10%     35.54%     (4.93%)     0.45%
                                                      ------     ------     ------     ------     ------
                                                      ------     ------     ------     ------     ------
Ratio/Supplementary Data:
Net assets, end of year (Thousands)                  212,330    500,504    320,550    159,556    108,398
Ratio of expenses to average net assets                 0.91%      0.90%      0.91%      0.93%      1.07%
Ratio of net investment income to average net
  assets                                                0.99%      0.94%      0.87%      1.62%      1.59%
Portfolio turnover rate                                61.26%     25.17%     56.05%     49.42%     50.58%

6. SUBSEQUENT EVENT

         Shareholders of Schroder Capital Funds, Inc. ( the 'Company') have approved the reorganization of the Company from a Maryland corporation into a Delaware business trust under the name Schroder Capital Funds (Delaware). This reorganization will occur on or about January 9, 1996. As a Delaware business trust, the Trust's operations will be governed by its Trust Instrument and applicable Delaware law rather than by the Articles of Incorporation, By-Laws and Maryland law which presently govern the Company's operations.

         Effective November 1, 1995, the Fund restructured its method of doing business and now seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of Schroder Capital Funds. Schroder Capital Funds is registered as an open-end management investment company under the Act. The Adviser and Forum perform substantially similar services for each portfolio of Schroder Capital Funds as they do for the Fund.

                                   *    *    *    *

  SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

         There was a special meeting of the shareholders of Schroder Capital Funds, Inc. (the 'Company'), including shareholders of the Fund, on October 23, 1995. At the special meeting, shareholders of the Company re-elected the current directors of the Company, approved the reorganization of the Company as a Delaware

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED) business trust under the name Schroder Capital Funds (Delaware) and approved the conversion of the Fund to a Core and Gateway'r' structure. Of 10,007,301 shares outstanding of the Fund as of the record date for the special meeting, 7,373,223 were present in person or by proxy.

         The first matter about which the Fund's shareholders voted was the reelection of each of the Company's directors: Peter E. Guernsey, Ralph E. Hansmann, John I. Howell, Laura E. Luckyn-Malone, Clarence F. Michalis, Hermann C. Schwab and Mark J. Smith. The Fund's shareholders voted with the other shareholders of the Company with respect to this matter. Each of the shares of the Fund present at the special meeting was voted in favor of reelection of the current directors of the Company. There were no shares voted against reelection, and no abstentions or broker non-votes.

         The second matter about which the Fund's shareholders voted was the reorganization of the Company from a Maryland corporation into a Delaware business trust. The Fund's shareholders voted with the other shareholders of the Company with respect to this matter. With respect to this matter, the 7,373,223 shares of the Fund present at the special meeting were voted as follows:

                                                        SHARES VOTED
--------------------------------------------------------------------

For                                                       7,339,236
Against                                                      30,214
Abstain                                                         573
Broker Non-Vote                                               3,200

         The final matter about which the shareholders of the Fund voted was the conversion of the Fund to a Core and Gateway structure pursuant to which the Fund would adopt a new investment policy permitting the Fund to invest all of its assets in a portfolio (the 'Portfolio') of Schroder Capital Funds with the same investment objective and policies as the Fund. Incident to this conversion, Schroder Capital Management, Inc. ('SCMI'), the Fund's investment advisor, and Schroder Fund Advisors, Inc. ('Schroder Advisors'), the Fund's administrator and distributor, will be paid at a different fee rate than the rate that was paid by the Fund for the year ended October 31, 1995. SCMI will receive from the Portfolio a fee of 0.45% of the Portfolio's average daily net assets for its investment advisory services to the Portfolio. For its administrative services to the Fund, Schroder Advisors will receive a fee of 0.20% of the Fund's average daily net assets. In addition, the Fund will be responsible for its pro rata portion of the administrative services fee of 0.15% of average daily net assets paid by the Portfolio with respect to administrative services performed for the Portfolio by Schroder Advisors. With respect to this matter, the 7,373,223 shares of the Fund present at the special meeting were voted as follows:

                                                        SHARES VOTED
--------------------------------------------------------------------

For                                                       7,363,354
Against                                                       6,096
Abstain                                                         573
Broker Non-Vote                                               3,200

  DISTRIBUTIONS (UNAUDITED)

         During the fiscal year ended October 31, 1995 the fund distributed $50,535,059 in long term capital gains to shareholders.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  SPECIAL 1995 TAX INFORMATION (UNAUDITED)

         The Fund intends to elect to pass through the credit for taxes paid in foreign countries during its fiscal year ended October 31, 1995. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding October 31, 1995) is as follows:

COUNTRY                   DIVIDENDS    FOREIGN TAX
-----------------------   ---------    -----------
Argentina                    0.0003       0.0000
Brazil                       0.0035       0.0011
Chile                        0.0006       0.0001
France                       0.0178       0.0039
Germany                      0.0121       0.0024
Hong Kong                    0.0187       0.0000
Indonesia                    0.0031       0.0007
Italy                        0.0057       0.0018
Japan                        0.0205       0.0057
Korea                        0.0030       0.0010
Malaysia                     0.0019       0.0014

COUNTRY                   DIVIDENDS    FOREIGN TAX
-----------------------   ---------    -----------
Mexico                       0.0012       0.0000
Netherlands                  0.0235       0.0045
Norway                       0.0018       0.0006
Philippines                  0.0004       0.0001
Singapore                    0.0023       0.0015
Sweden                       0.0027       0.0009
Switzerland                  0.0119       0.0037
Thailand                     0.0033       0.0006
United Kingdom               0.0590       0.0189
Venezuela                    0.0001       0.0000
Total                        0.1934       0.0489

         The pass through of foreign tax credit will affect only those shareholders of the Fund who are holders on the dividend record date in December 1995. Accordingly, shareholders will receive more detailed information along with their form 1099-DIV in January 1996.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

         To the Shareholders and Directors of the International Equity Fund:

         We have audited the accompanying statement of assets and liabilities of the International Equity Fund (a separately managed portfolio of Schroder Capital Funds, Inc.), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                         COOPERS & LYBRAND, L.L.P.

Boston, Massachusetts
December 27, 1995

--------------------------------------------------------------------------------
                                       21

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

DIRECTORS

Peter E. Guernsey

Ralph E. Hansmann

John I. Howell

Laura E. Luckyn-Malone

Clarence F. Michalis

Hermann C. Schwab

Mark J. Smith

OFFICERS

Hermann C. Schwab
  Chairman of the Board

Laura E. Luckyn-Malone
  President

Robert G. Davy
  Vice President

Richard Foulkes
  Vice President

John Y. Keffer
  Vice President

Jane Lucas
  Vice President

Catherine A. Mazza
  Vice President

Mark J. Smith
  Vice President

Fariba Talebi
  Vice President

John Troiano
  Vice President

Ira L. Unschuld
  Vice President

Robert Jackowitz
  Treasurer

Margaret H. Douglas-Hamilton
  Secretary

Thomas G. Sheehan
  Assistant Treasurer
  Assistant Secretary

David I. Goldstein
  Assistant Treasurer
  Assistant Secretary

Gerardo Machado
  Assistant Secretary

Barbara Gottlieb
  Assistant Secretary

--------------------------------------------------------------------------------

     INVESTMENT ADVISER

     Schroder Capital Management International Inc.
     787 Seventh Avenue
     New York, New York 10019

     ADMINISTRATOR & DISTRIBUTOR

     Schroder Fund Advisors, Inc.
     787 Seventh Avenue
     New York, New York 10019

     CUSTODIAN

     The Chase Manhattan Bank, N.A.
     Global Custody Division
     Woolgate House, Coleman Street
     London EC2P 2HD, United Kingdom

     ACCOUNTING, TRANSFER AND DIVIDEND
     DISBURSING AGENT

     Forum Financial Corp.
     Two Portland Square
     Portland, Maine 04101

     COUNSEL

     Jacobs Persinger & Parker
     77 Water Street
     New York, New York 10005

     INDEPENDENT AUDITORS

     Coopers & Lybrand L.L.P.
     One Post Office Square
     Boston, Massachusetts 02109

     This report is for the information of the shareholders of the International Equity Fund. Its use in connec-tion with any offering of the Fund's shares is author-ized only in case of a concurrent or prior delivery of the Fund's current prospectus.

                        [Logo]

            International
            Equity Fund

            ANNUAL REPORT

            October 31, 1995

            Schroder Capital Funds, Inc.



                        STATEMENT OF DIFFERENCES

The Yen sign shall be expressed as ........................... 'Y'
The registered trademark symbol shall be expressed as ........ 'r'